Exhibit 99.1
SUBJECT TO REVISION
SERIES TERM SHEET, dated September 18, 2002

                                 $626,209,118
                         USAA AUTO OWNER TRUST 2002-1,
                                    Issuer
                             USAA Acceptance, LLC
                                   Depositor
                           USAA Federal Savings Bank
                              Seller and Servicer

The trust will issue the following securities:


                                                                                                         Final
                                                              Initial                                   Scheduled
                                                             Principal             Per Annum             Payment
                                                              Amount             Interest Rate            Date

  Class A-1 Notes..................................        $178,000,000                         %  October 15, 2003
  Class A-2 Notes..................................        $139,000,000                         %  March 15, 2005
  Class A-3 Notes..................................        $225,000,000                         %  October 16, 2006
  Class A-4 Notes..................................         $70,120,000                         %  July 16, 2007
  Class B Certificates(1)..........................         $14,089,118                         %  February 17, 2009
  (1)  An affiliate of the depositor will purchase all of the Class B certificates from the depositor.


     The securities are not obligations of USAA Acceptance, LLC, USAA Federal Savings Bank or any of its affiliates. Neither the securities nor the underlying motor vehicle loans are insured or guaranteed by any governmental agency.

     This term sheet contains structural and collateral information about the securities, but does not contain complete information about the offering of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the securities. If the offer, solicitation or sale of the securities in any jurisdiction would be unlawful before the securities are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the securities in that jurisdiction.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this term sheet. Any representation to the contrary is a criminal offense

                           Joint Global Coordinators

Banc One Capital Markets, Inc.                         Deutsche Bank Securities

                                  Co-Managers

Banc of America Securities LLC
                                   JPMorgan

                                                           Salomon Smith Barney

                      Summary of Terms of the Securities

     The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. To understand all of the terms of the offering of the securities, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.



Issuer                                          Owner Trustee

USAA Auto Owner Trust 2002-1.                   Wachovia Trust Company, National Association.

Offered Securities                              Indenture Trustee

o $178,000,000 Class A-1 ____% Asset Backed     JPMorgan Chase Bank.
  Notes
                                                Payment Dates
o $139,000,000 Class A-2 ____% Asset Backed
  Notes                                         On the 15th day of each month (or if the 15th day is
                                                not a Business Day, the next Business Day), the
o $225,000,000 Class A-3 ____% Asset Backed     trust will pay interest and principal on the
  Notes                                         securities.

o $70,120,000 Class A-4 ____% Asset Backed      First Payment Date
  Notes
                                                The first payment date will be October 15, 2002.
o $14,089,118 Class B _____% Asset Backed
  Certificates                                  Record Dates

An affiliate of the depositor will purchase all On each payment date, the trust will pay interest
of the certificates from the depositor.         and principal to the holders of the securities as of
                                                the related record date. The record dates for the
Closing Date                                    securities will be the day immediately preceding
                                                the payment date. If definitive securities are issued
The trust expects to issue the securities on    for the securities, the record date will be the last
or about September 27, 2002.                    day of the month immediately preceding the payment date.

Cut-off Date                                    Interest Rates

The seller will transfer the receivables        On each payment date, the trust will pay interest
to the depositor and the depositor will         on each class of securities at a fixed rate of interest.
transfer the receivables to the trust as
of September 1, 2002.                           Interest Accrual

Depositor                                       1.  Class A-1 Notes

USAA Acceptance, LLC.                           "Actual/360", accrued from the prior payment date
                                                (or the closing date, in the case of the first
Seller and Servicer

USAA Federal Savings Bank.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


payment date) to and excluding the current                   in an amount equal to the excess, if any, of:
payment date.
                                                             o the outstanding principal balance of the notes
                                                               over
2.  Class A-2 Notes, Class A-3 Notes, Class
    A-4 Notes and Certificates                               o the outstanding principal balance of the
                                                               receivables.
"30/360", accrued from the 15th day of the
previous month (or the closing date, in the             (4)  Certificate Interest--interest distributable to
case of the first payment date) to and excluding             the holders of the certificates; however, if the
the 15th day of the current month.                           notes have been accelerated because of a failure
                                                             to pay an amount due on the notes or certain
This means that, if there are no outstanding                 insolvency events in respect of the trust, this
shortfalls in the payment of interest, the interest          distribution will instead be made only after
due on each class of notes and certificates on each          the notes have been paid in full;
payment date will be the product of:
                                                        (5)  Regular Principal Payment
1.  the outstanding principal balance of the
    related class of notes or certificates;                  An amount generally equal to the sum of the
                                                             principal collections on the receivables during
2.  the related interest rate; and                           the prior calendar month and the aggregate
                                                             principal balance (net of liquidation proceeds
3.  (i)  in the case of the Class A-1 Notes:                 applied to principal) of all receivables
                                                             designated as "defaulted receivables" in that
         the actual number of days in the accrual            month (less any amounts distributed under clause
         period divided by 360; and                          (3) above) will be applied to pay principal on
                                                             the securities in the following amounts in the
    (ii) in the case of the other classes of notes           following
         and the certificates:                               order of priority:

         30 (or in the case of the first payment             (i)   on the Class A-1 Notes until they are paid
         date, 18) divided by 360.                                 in full;

Priority of Distributions                                    (ii)  on the Class A-2 Notes until they are paid
                                                                   in full;
From collections on the receivables received
during the prior calendar month and amounts
withdrawn from the reserve account, the trust               (iii) on the Class A-3 Notes until they are paid
will pay the following amounts on each payment                    in full;
date in the following order of priority, after
reimbursement of advances made in prior months              (iv)  on the Class A-4 Notes until they are paid
by the servicer for interest payments due from                    in full; and
obligors but not received:
                                                            (v)   on the certificates until they are paid
(1)  Servicing Fee--the servicing fee payable to                  in full.
     the servicer;

(2)  Note Interest--interest due on all the notes       If payment of the notes is accelerated after an
     ratably to the holders of each class of notes;     event of default due to a breach of a material
                                                        covenant or agreement by the trust, all of the funds
(3)  Priority Note Principal Payment--a payment of      remaining after clause (4) will be paid as principal
     principal of the notes to be distributed in the    to the holders of Class A-1 Notes until the Class
     same manner as described under clause (5) below    A-1 Notes have been paid in


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


full, then paid as principal pro rata on all            Credit Enhancement
of the remaining classes of the notes until
they are paid in full and then any remaining            The credit enhancement for the securities
amounts will be distributed to the holders              will be as follows:
of the certificates until the certificates are
paid in full. If payment of the notes is
accelerated because of a failure to pay an              Subordination of Principal and Interest
amount due on the notes or certain insolvency
events in respect of the trust, all of the funds        Payments of interest on the certificates will
remaining after clause (2) will, first, be paid         be subordinated to payments of interest on the
as principal to the holders of Class A-1 Notes          notes and, in certain circumstances, to payments
until the Class A-1 Notes have been paid in full,       of priority note principal, and no payments of
then any remaining amounts will be paid as              principal will be made on the certificates
principal pro rata on all of the remaining              except to the extent permitted under "Priority
classes of notes until they are paid in full            of Payments" above. If an event of default occurs
and then any remaining amounts will be distributed      because of a failure to pay an amount due on the
to the holders of the certificates, first to pay        notes or certain insolvency events in respect of
interest distributable to the holders of the            the trust and the notes are accelerated, no payments
certificates, and second to pay principal on the        will be made on the certificates until the notes are
certificates until they are paid in full;               paid in full.

(6)  Final Scheduled Payment Date--if the               Reserve Account
     payment date is a final scheduled
     payment date for a class of securities,            On the closing date, the trust or the depositor
     the amount, if any, necessary to                   will deposit $3,131,045.59, or 0.50% of the
     pay that class in full after giving                principal balance of the receivables as of the
     effect to the payment pursuant to                  cut-off date, to the reserve account.
     clause (5) will be paid on that class;
                                                        On each payment date, if collections on the
(7)  Reserve Account Deposit--to the reserve            receivables are insufficient to pay the first
     account the amount, if any, necessary              six items listed in "Priority of Distributions"
     to reinstate the balance of the reserve            above, the indenture trustee will withdraw funds,
     account up to its required amount;                 to the extent available, from the reserve account
                                                        to pay such amounts.
(8)  Indenture Trustee and Owner Trustee
     Fees and Expenses--to pay any unpaid               Generally, the balance required to be on
     fees, expenses and indemnification of              deposit in the reserve account will be the
     the indenture trustee and owner trustee;           lesser of (a) 0.50% of the principal balance
     however, if the notes are accelerated              of the receivables as of the cut-off date
     after an event of default, all fees,               and (b) the sum of the outstanding notes and
     expenses and indemnification owing to              certificates as of the current payment date.
     the indenture trustee and owner trustee            If the average delinquency ratio or the average
     will be paid prior to clause (1); and              net loss ratio exceeds its respective specified
                                                        trigger level, then the percentage in clause
(9)  any amounts remaining after the above              (a) will be 0.75% until the average delinquency
     distributions will be distributed to the           ratio and the average net loss ratio are equal
     depositor.                                         to or less than their respective specified
                                                        trigger levels for at least six consecutive
                                                        payment dates.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


On each payment date, the trust will deposit            o the receivables and the collections on the
into the reserve account, to the extent                   receivables on or after the cut-off date;
necessary to reinstate the required balance
of the reserve account, any collections on the          o security interests in the vehicles financed
receivables remaining after the first six items           by the receivables;
listed in "Priority of Distributions" above
are satisfied.                                          o certain bank accounts; and

On each payment date, the trust will distribute         o rights to proceeds under insurance policies
to the depositor funds on deposit in the reserve          that cover the obligors under the receivables
account in excess of the required reserve account         or the vehicles financed by the receivables.
balance.
                                                        Composition of the Receivables
Optional Prepayment
                                                        The composition of the receivables
The servicer has the option to purchase the             as of the cut-off date is as follows:
receivables on any payment date on which the
aggregate principal balance of the receivables          Aggregate Principal Balance..... $626,209,118.75
is 5% or less of the aggregate principal                Number of Receivables......      40,322
balance of the receivables as of the cut-off date.      Current Principal Balance
The purchase price will equal the lesser of                   Average..............      $15,530.21
(i) the outstanding principal balance of the                  Range................      $512.28 to $73,500.00
receivables plus interest accrued thereon at the        Original Amount Financed
weighted average interest rate borne by the                   Average..............      $19,296.99
securities and (ii) the fair market value of the              Range................      $3,388.31 to
receivables. However, the servicer will not be                                           $104,889.26
entitled to exercise such purchase option if            Weighted Average Contract Rate   6.86%
such purchase price is not sufficient to pay the              Range................      5.40% to 17.65%
principal of and interest on the outstanding            Weighted Average Original Term   59.20  months
securities in full. The trust will apply such                 Range................      12 months to 72 months
payment to the payment of the securities in full.       Weighted Average Remaining Term  49.06 months
                                                              Range................      6 months to 71 months
It is expected that at the time this purchase
option becomes available to the servicer, only          Servicer of the Receivables
the Class A-4 Notes and the certificates will
be outstanding.                                         The trust will pay the servicer a servicing
                                                        fee on each payment date for the previous
Final Scheduled Payment Dates                           month equal to 1/12th of 1.00% of the
                                                        principal balance of the receivables at the
The trust is required to pay the entire                 beginning of the previous month. In addition to
principal amount of each class of                       the servicing fee, the trust will also pay
securities, to the extent not previously                the servicer a supplemental servicing fee
paid, on the respective final scheduled                 equal to any late fees and other administrative
payment dates specified on the cover page               fees and expenses, if any, collected during each
of this term sheet.                                     month and any reinvestment earnings on any
                                                        payments received on the receivables and
Property of the Trust                                   deposited into the collection account.

The property of the trust will include the              Ratings
following:
                                                        It is a condition to the issuance of the
                                                        securities that:


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


o  the Class A-1 Notes be rated in the                  Registration, Clearance and Settlement
   highest short-term rating category by
   Moody's and Standard & Poor's;                       Notes...........  book-entry through
                                                                          DTC/Clearstream/Euroclear
o  the Class A-2 Notes, Class A-3 Notes,
   and Class A-4 Notes be rated in the                  Certificates....  book-entry through DTC
   highest long-term rating category by
   Moody's and Standard & Poor's; and                   Risk Factors

o  the certificates be rated at least                   Investments in the securities is subject to
   "BBB" (or its equivalent) by Moody's                 various risks, many of which will be described
   and Standard & Poor's.                               under the caption "Risk Factors" in the final
                                                        prospectus supplement and prospectus relating
A rating is not a recommendation to purchase,           to the securities, each of which should be read
hold or sell the offered notes and certificates,        carefully in connection with any decision to
inasmuch as such rating does not comment as to          invest in any class of securities.
market price or suitability for a particular
investor. The ratings of the securities address
the likelihood of the payment of principal and
interest on the securities according to their
terms. A rating agency rating the securities may
lower or withdraw its rating in the future, in
its discretion, as to any class of securities.

Minimum Denominations

Notes...........  $1,000 and integral multiples
                  of $1,000

Certificates....  $1,000 and integral multiples
                  of $1,000


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             The Receivables Pool

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those loans. The pool will consist of the receivables which the seller transfers to the depositor and the depositor transfers to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cut-off date.

Criteria Applicable to Selection of Receivables

     The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus under "The Receivables Pools." These criteria include the requirement that each receivable:

     1. has a remaining maturity, as of the cut-off date, of not less than six months and not more than 72 months;

     2. with respect to loans secured by new financed vehicles, had an original maturity of not less than 12 months and not more than 72 months; with respect to loans secured by used financed vehicles, had an original maturity of not less than nine months and not more than 60 months;

     3. is a fully-amortizing, simple interest loan which bears interest at a fixed rate per annum (the "Contract Rate") and which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cut-off date, by application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

     4. is secured by a financed vehicle that, as of the cut-off date, had not been repossessed without reinstatement;

     5. has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cut-off date;

     6. has no payment more than 30 days past due as of the cut-off date; and

     7. has a remaining principal balance, as of the cut-off date, of not less than $500.

     The receivables were selected from the seller's portfolio of installment loans for new and used vehicles, in each case meeting the criteria described above and in the prospectus. No selection procedures believed by the seller or the depositor to be adverse to the securityholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than July 30, 2008.

     The composition, geographical distribution and distribution by Contract Rate of the receivables as of the cut-off date are set forth in the following tables.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


                        Composition of the Receivables

Aggregate Principal Balance.............................     $626,209,118.75
Number of Receivables...................................     40,322
Current Principal Balance
      Average...........................................     $15,530.21
      Range.............................................     $512.28 to $73,500.00
Original Amount Financed
      Average...........................................     $19,296.99
      Range.............................................     $3,388.31 to $104,889.26
Weighted Average Contract Rate..........................     6.86%
      Range.............................................     5.40% to 17.65%
Weighted Average Original Term..........................     59.20 months
      Range.............................................     12 months to 72 months
Weighted Average Remaining Term.........................     49.06 months
      Range.............................................     6 months to 71 months
Percentage of Aggregate Principal Balance of Receivables
   for New/Used Vehicles................................     73.71% / 26.29%




This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


       Geographic Distribution of the Receivables as of the Cut-off Date
                                                                                                       Percentage
                                                                                                           of
                                                                                                        Aggregate
                                                                  Number of           Principal         Principal
State(1)                                                         Receivables           Balance         Balance(2)
--------                                                         -----------           -------         ----------
Alabama.................................................             724            $ 11,113,607.64        1.77%
Alaska..................................................             232               3,788,797.97        0.61%
Arizona.................................................           1,286              20,405,533.08        3.26%
Arkansas................................................             295               4,357,603.41        0.70%
California..............................................           3,946              64,248,308.98       10.26%
Colorado................................................           1,144              17,892,876.99        2.86%
Connecticut.............................................             452               6,520,241.29        1.04%
Delaware................................................             132               2,006,133.74        0.32%
District of Columbia....................................             547               8,885,782.33        1.42%
Florida.................................................           2,830              44,059,102.58        7.04%
Georgia.................................................           1,910              29,962,686.84        4.78%
Hawaii..................................................             452               6,999,357.03        1.12%
Idaho...................................................             191               2,882,779.08        0.46%
Illinois................................................             746              11,401,160.66        1.82%
Indiana.................................................             290               4,043,745.03        0.65%
Iowa....................................................             105               1,549,494.16        0.25%
Kansas..................................................             442               6,783,243.07        1.08%
Kentucky................................................             355               5,211,907.34        0.83%
Louisiana...............................................             616               9,858,456.05        1.57%
Maine...................................................             150               2,112,698.30        0.34%
Maryland................................................           1,380              22,294,037.69        3.56%
Massachusetts...........................................             540               7,790,048.32        1.24%
Michigan................................................             465               7,004,728.68        1.12%
Minnesota...............................................             359               5,476,349.44        0.87%
Mississippi.............................................             311               4,736,066.25        0.76%
Missouri................................................             592               8,701,792.51        1.39%
Montana.................................................             155               2,347,409.15        0.37%
Nebraska................................................             195               2,819,253.88        0.45%
Nevada..................................................             395               6,678,116.71        1.07%
New Hampshire...........................................             222               3,219,972.41        0.51%
New Jersey..............................................             858              13,056,877.83        2.09%
New Mexico..............................................             494               7,659,330.97        1.22%
New York................................................           1,343              19,969,014.77        3.19%
North Carolina..........................................           1,336              19,955,720.58        3.19%
North Dakota............................................              67               1,048,785.04        0.17%
Ohio....................................................             690              10,609,769.75        1.69%
Oklahoma................................................             562               8,518,250.03        1.36%
Oregon..................................................             407               6,248,829.84        1.00%
Pennsylvania............................................             842              12,803,847.36        2.04%
Rhode Island............................................             120               1,744,803.96        0.28%
South Carolina..........................................             625               9,431,200.54        1.51%
South Dakota............................................              83               1,345,278.27        0.21%
Tennessee...............................................             697              10,773,530.81        1.72%
Texas...................................................           6,309              98,912,290.16       15.80%
Utah....................................................             201               3,025,369.45        0.48%
Vermont.................................................              99               1,332,980.25        0.21%
Virginia................................................           2,458              38,432,941.93        6.14%
Washington..............................................           1,228              19,583,123.67        3.13%
West Virginia...........................................             121               1,826,475.97        0.29%
Wisconsin...............................................             250               3,646,817.18        0.58%
Wyoming.................................................              73               1,132,589.78        0.18%
                                                                  =======          ================        =====
      Total.............................................          40,322            $626,209,118.75      100.00%
--------
(1) Based on the billing addresses of the obligors as of the cut-off date.

(2) May not add to 100.00% due to rounding.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


    Distribution by Contract Rate of the Receivables as of the Cut-off Date


                                                                                                        Percentage of
                                                                                                          Aggregate
                                                                  Number of           Principal           Principal
Contract Rate                                                    Receivables           Balance           Balance(1)
-------------                                                    -----------           -------           ----------
5.01% to 5.50%................................................           41      $      715,592.01           0.11%
5.51% to 6.00%................................................        9,518         203,037,155.61          32.42%
6.01% to 6.50%................................................        5,931         108,048,332.49          17.25%
6.51% to 7.00%................................................        7,330         115,442,470.87          18.44%
7.01% to 7.50%................................................        5,821          75,699,024.93          12.09%
7.51% to 8.00%................................................        4,549          53,033,523.80           8.47%
8.01% to 8.50%................................................        2,867          28,893,818.15           4.61%
8.51% to 9.00%................................................        1,288          13,679,754.85           2.18%
9.01% to 9.50 %...............................................          554           6,027,890.06           0.96%
9.51% to 10.00%...............................................          576           5,724,947.40           0.91%
10.01% to 10.50%..............................................          619           5,173,933.66           0.83%
10.51% to 11.00%..............................................          388           3,717,843.70           0.59%
11.01% to 11.50%..............................................          233           2,172,236.70           0.35%
11.51% to 12.00%..............................................          266           2,171,560.80           0.35%
12.01% to 12.50%..............................................           95             793,255.14           0.13%
12.51% to 13.00%..............................................           71             671,553.47           0.11%
13.01% to 13.50%..............................................           60             430,595.12           0.07%
13.51% to 14.00%..............................................           49             299,585.99           0.05%
14.01% to 14.50%..............................................           23             220,359.32           0.04%
14.51% to 15.00%..............................................           33             184,579.22           0.03%
15.01% to 15.50%..............................................            1               5,588.65           0.00%
15.51% to 16.00%..............................................            5              36,417.62           0.01%
16.01% to 16.50%..............................................            2               7,285.51           0.00%
16.51% to 17.00%..............................................            1              11,808.69           0.00%
17.01% to 17.50%..............................................            0                   0.00           0.00%
17.51% to 18.00%..............................................            1              10,004.99           0.00%
                                                                   ========         ==============         =======
      Total...................................................       40,322        $626,209,118.75         100.00%


------------
(1) May not add to 100.00% due to rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

          The Bank's Delinquency, Loan Loss and Recovery Information

     The following tables set forth information with respect to the experience of USAA Federal Savings Bank (the "Bank") relating to delinquencies, loan losses and recoveries for each of the periods shown for the portfolio of motor vehicle loans originated and serviced by the Bank. The portfolio of motor vehicle loans originated and serviced by the Bank during the periods shown includes both fixed rate motor vehicle loans and variable rate motor vehicle loans. The Bank does not maintain separate records with respect to fixed rate motor vehicle loans and variable rate motor vehicle loans regarding delinquency, loan loss and recovery experience. The receivables to be sold to the trust will include only fixed rate motor vehicle loans. The following tables also include information with respect to certain consumer loans which are not motor vehicle loans. These other consumer loans did not exceed 15% of outstandings as of each of the dates shown in the following tables. The Bank believes that the inclusion of variable rate motor vehicle loans and these other consumer loans has an immaterial effect on the information set forth in the following tables with respect to the Bank's experience relating to delinquencies, loan losses and recoveries on its fixed rate motor vehicle loans.


                            Delinquency Experience

                                    At June 30,                      At December 31,
                          2002                    2001                    2001

                   Dollars     Number       Dollars    Number       Dollars    Number
                  (in 000s)   of Loans     (in 000s)  of Loans     (in 000s)  of Loans

  Outstandings.   $4,862,226   360,255    $4,461,988   334,761   $4,682,707   349,183
  Delinquencies
    over 30
    days(1)(2).      $15,409     l,722       $16,034     1,670      $26,595     2,821
  Delinquencies
    over 30
    days(%)(3).        0.32%     0.48%         0.36%     0.50%        0.57%     0.81%


                                                                  At December 31,
                                    2000                    1999                    1998                   1997

                             Dollars     Number      Dollars    Number       Dollars    Number      Dollars    Number
                           (in 000s)   of Loans     (in 000s)  of Loans     (in 000s)  of Loans    (in 000s)  of Loans

 Outstandings.            $4,116,093    313,742    $3,661,825   283,810    $2,802,144   234,281   $2,076,318    186,560
 Delinquencies
   over 30
   days(1)(2).               $18,667      1,919       $16,927     1,689       $12,297     1,366       $7,028        871
 Delinquencies
   over 30
   days(%)(3).                 0.45%      0.61%         0.46%     0.60%         0.44%     0.58%        0.34%      0.47%

---------------
(1) Delinquencies include principal amounts only.

(2) The period of delinquency is based on the number of days payments are contractually past due.

(3) As a percent of outstandings.






                             Loan Loss Experience

                                     Six Months
                                   Ended June 30,                             Year Ended December 31,
                                      2002       2001         2001          2000            1999        1998           1997
                                      ----       ----         ----          ----            ----        ----           ----
                                                                    (Dollars in 000s)

Number of Loans(1)......        360,255       334,761        349,183       313,742     283,810        234,281     186,560
Period Ending
  Outstandings..........      $4,862,226   $4,461,988     $4,682,707    $4,116,093   $3,661,825    $2,802,144   $2,076,318
Average Outstandings(2).      $4,778,661   $4,321,670     $4,479,262    $3,933,887   $3,281,001    $2,375,294   $1,867,280
Number of Gross
  Charge-Offs...........          1,110         1,062          2,148         1,635       1,413            892         653
Gross Charge-Offs(3)....        $11,450       $11,446        $22,546       $18,277     $16,066         $9,311      $6,157
Gross Charge-Offs as a
  % of Period End
  Outstandings(4).......          0.47%         0.52%          0.48%         0.44%       0.44%          0.33%       0.30%
Gross Charge-Offs as a
  % of Average
  Outstandings(4).......          0.48%         0.53%          0.50%         0.46%       0.49%          0.39%       0.33%
Recoveries(5)...........         $5,826        $5,885        $11,433        $8,927      $7,296         $4,856      $2,158
Net Charge-Offs(6)......         $5,624        $5,561        $11,113        $9,350      $8,770         $4,455      $3,999
Net Charge-Offs as a %
  of Period End
  Outstandings(4).......          0.23%         0.25%          0.24%         0.23%       0.24%          0.16%       0.19%
Net Charge-Offs as a %
  of Average
  Outstandings(4).......          0.24%         0.26%          0.25%         0.24%       0.27%          0.19%       0.21%



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

----------

(1)  Number of loans as of period end.

(2) Averages were computed by taking an average of daily outstandings for the loans owned by the Bank combined with an average of month-end outstandings for the loans sold and serviced by the Bank for each period presented.

(3) Prior to July 1997, the amount charged off is the remaining principal balance less proceeds from the sale of repossessed vehicles or, in the case of repossessed vehicles which have not yet been sold, the remaining principal balance less estimated proceeds from the sale of such repossessed vehicles. As of July 1997, amounts charged off represent the remaining principal balance.

(4) Percentages have been annualized for the six months ended June 30 and are not necessarily indicative of the experience for the entire year.

(5) Recoveries are not net of expenses and generally include amounts received with respect to loans previously charged off. Prior to July 1997, the proceeds realized in connection with the sale of the financed vehicles are not included in recoveries.

(6) Net charge-offs means gross charge-offs minus recoveries of loans previously charged off.


     The data presented in the foregoing tables are for illustrative purposes only. "Outstandings" as used in the foregoing tables means the principal balance of all consumer loans (including motor vehicle loans) serviced by the Bank as of the specified date. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. In order to increase the number of potential applicants for its motor vehicle loans, the Bank broadened its underwriting standards in 1997. Consequently, the Bank expects that its future loan loss and delinquency experience will be less favorable than the results shown in the two preceding tables. We cannot assure you that the loan loss and delinquency experience of the trust will be similar to the loan loss and delinquency levels for the Bank's entire portfolio as shown in the two preceding tables or even the higher level expected by the Bank for its entire portfolio in the future.

                    Weighted Average Life of the Securities

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average life of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of notes and the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

     The tables (the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages," respectively, have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that:

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o each scheduled monthly payment on the receivables is scheduled to be made and is made on the last day of each month and each month has 30 days;

     o payments on the notes and the certificates are made on each payment date (and each payment date is assumed to be the fifteenth day of the applicable month);

     o the balance in the reserve account on each payment date is equal to the required amount; and

     o  the notes and certificates are issued on September 27, 2002.

     The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of September 1, 2002.


                                                                         Weighted       Weighted
                                                                         Average        Average       Weighted Average
                                                                         Contract    Original Term    Remaining Term to
                                                                         Rate of      to Maturity         Maturity
Pool                                           Principal Balance         Interest     (in Months)        (in Months)
----                                           -----------------         --------     -----------        -----------
1....................................           $    1,569,938.69          7.838%          47                10
2....................................               18,851,348.87          7.777%          51                20
3....................................               61,893,109.04          7.800%          53                31
4....................................              174,704,908.60          7.327%          56                44
5....................................              311,316,479.41          6.495%          61                54
6....................................               57,873,334.14          6.082%          72                67
                                                 ================
Total................................             $626,209,118.75


     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes and the certificates.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.



      Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                 Class A-1 Notes
                                                       --------------------------------------------------------------------
Payment Date                                               0.50%        1.00%     1.30%      1.50%       1.70%     2.00%
------------                                               -----        -----     -----      -----       -----     -----
Closing Date.........................................     100.00%     100.00%    100.00%     100.00%    100.00%    100.00%
October 15, 2002.....................................      91.42       89.37      88.00       87.01      85.96      84.20
November 15, 2002....................................      82.88       78.86      76.18       74.25      72.18      68.75
December 15, 2002....................................      74.36       68.46      64.53       61.70      58.67      53.65
January 15, 2003.....................................      65.89       58.19      53.06       49.38      45.44      38.92
February 15, 2003....................................      57.44       48.04      41.78       37.28      32.48      24.54
March 15, 2003.......................................      49.03       38.01      30.68       25.41      19.80      10.53
April 15, 2003.......................................      40.66       28.10      19.76       13.78       7.40       0.00
May 15, 2003.........................................      32.32       18.32       9.03        2.37       0.00       0.00
June 15, 2003........................................      24.02        8.67       0.00        0.00       0.00       0.00
July 15, 2003........................................      15.76        0.00       0.00        0.00       0.00       0.00
August 15, 2003......................................       7.61        0.00       0.00        0.00       0.00       0.00
September 15, 2003...................................       0.00        0.00       0.00        0.00       0.00       0.00
October 15, 2003.....................................       0.00        0.00       0.00        0.00       0.00       0.00
November 15, 2003....................................       0.00        0.00       0.00        0.00       0.00       0.00
December 15, 2003....................................       0.00        0.00       0.00        0.00       0.00       0.00
January 15, 2004.....................................       0.00        0.00       0.00        0.00       0.00       0.00
February 15, 2004....................................       0.00        0.00       0.00        0.00       0.00       0.00
March 15, 2004.......................................       0.00        0.00       0.00        0.00       0.00       0.00
April 15, 2004.......................................       0.00        0.00       0.00        0.00       0.00       0.00
May 15, 2004.........................................       0.00        0.00       0.00        0.00       0.00       0.00
June 15, 2004........................................       0.00        0.00       0.00        0.00       0.00       0.00
July 15, 2004........................................       0.00        0.00       0.00        0.00       0.00       0.00
August 15, 2004......................................       0.00        0.00       0.00        0.00       0.00       0.00
September 15, 2004...................................       0.00        0.00       0.00        0.00       0.00       0.00
October 15, 2004.....................................       0.00        0.00       0.00        0.00       0.00       0.00
November 15, 2004....................................       0.00        0.00       0.00        0.00       0.00       0.00
December 15, 2004....................................       0.00        0.00       0.00        0.00       0.00       0.00
January 15, 2005.....................................       0.00        0.00       0.00        0.00       0.00       0.00
February 15, 2005....................................       0.00        0.00       0.00        0.00       0.00       0.00
March 15, 2005.......................................       0.00        0.00       0.00        0.00       0.00       0.00
April 15, 2005.......................................       0.00        0.00       0.00        0.00       0.00       0.00
May 15, 2005.........................................       0.00        0.00       0.00        0.00       0.00       0.00
June 15, 2005........................................       0.00        0.00       0.00        0.00       0.00       0.00
July 15, 2005........................................       0.00        0.00       0.00        0.00       0.00       0.00
August 15, 2005......................................       0.00        0.00       0.00        0.00       0.00       0.00
September 15, 2005...................................       0.00        0.00       0.00        0.00       0.00       0.00
October 15, 2005.....................................       0.00        0.00       0.00        0.00       0.00       0.00
November 15, 2005....................................       0.00        0.00       0.00        0.00       0.00       0.00
December 15, 2005....................................       0.00        0.00       0.00        0.00       0.00       0.00
January 15, 2006.....................................       0.00        0.00       0.00        0.00       0.00       0.00
February 15, 2006....................................       0.00        0.00       0.00        0.00       0.00       0.00
March 15, 2006.......................................       0.00        0.00       0.00        0.00       0.00       0.00
April 15, 2006.......................................       0.00        0.00       0.00        0.00       0.00       0.00
May 15, 2006.........................................       0.00        0.00       0.00        0.00       0.00       0.00
June 15, 2006........................................       0.00        0.00       0.00        0.00       0.00       0.00
July 15, 2006........................................       0.00        0.00       0.00        0.00       0.00       0.00
August 15, 2006......................................       0.00        0.00       0.00        0.00       0.00       0.00
September 15, 2006...................................       0.00        0.00       0.00        0.00       0.00       0.00
October 15, 2006.....................................       0.00        0.00       0.00        0.00       0.00       0.00
November 15, 2006....................................       0.00        0.00       0.00        0.00       0.00       0.00
December 15, 2006....................................       0.00        0.00       0.00        0.00       0.00       0.00
January 15, 2007.....................................       0.00        0.00       0.00        0.00       0.00       0.00
February 15, 2007....................................       0.00        0.00       0.00        0.00       0.00       0.00
March 15, 2007.......................................       0.00        0.00       0.00        0.00       0.00       0.00
April 15, 2007.......................................       0.00        0.00       0.00        0.00       0.00       0.00
May 15, 2007.........................................       0.00        0.00       0.00        0.00       0.00       0.00
June 15, 2007........................................       0.00        0.00       0.00        0.00       0.00       0.00
July 15, 2007........................................       0.00        0.00       0.00        0.00       0.00       0.00
August 15, 2007......................................       0.00        0.00       0.00        0.00       0.00       0.00
September 15, 2007...................................       0.00        0.00       0.00        0.00       0.00       0.00
October 15, 2007.....................................       0.00        0.00       0.00        0.00       0.00       0.00
November 15, 2007....................................       0.00        0.00       0.00        0.00       0.00       0.00
December 15, 2007....................................       0.00        0.00       0.00        0.00       0.00       0.00
January 15, 2008.....................................       0.00        0.00       0.00        0.00       0.00       0.00
February 15, 2008....................................       0.00        0.00       0.00        0.00       0.00       0.00
March 15, 2008.......................................       0.00        0.00       0.00        0.00       0.00       0.00
April 15, 2008.......................................       0.00        0.00       0.00        0.00       0.00       0.00
Weighted Average Life (years) (1)....................       0.50        0.41       0.37        0.34       0.32       0.28
Weighted Average Life to Call (years) (1) (2)........       0.50        0.41       0.37        0.34       0.32       0.28
--------------



(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.


     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


      Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                  Class A-2 Notes
                                                          -------------------------------------------------------------------
Payment Date                                              0.50%       1.00%       1.30%       1.50%      1.70%        2.00%
------------                                              -----       -----       -----       -----      -----        -----
Closing Date........................................      100.00%     100.00%    100.00%     100.00%     100.00%      100.00%
October 15, 2002....................................      100.00      100.00     100.00      100.00      100.00       100.00
November 15, 2002...................................      100.00      100.00     100.00      100.00      100.00       100.00
December 15, 2002...................................      100.00      100.00     100.00      100.00      100.00       100.00
January 15, 2003....................................      100.00      100.00     100.00      100.00      100.00       100.00
February 15, 2003...................................      100.00      100.00     100.00      100.00      100.00       100.00
March 15, 2003......................................      100.00      100.00     100.00      100.00      100.00       100.00
April 15, 2003......................................      100.00      100.00     100.00      100.00      100.00        96.02
May 15, 2003........................................      100.00      100.00     100.00      100.00       93.96        79.03
June 15, 2003.......................................      100.00      100.00      98.06       88.73       78.80        62.52
July 15, 2003.......................................      100.00       98.90      84.80       74.73       64.02        46.49
August 15, 2003.....................................      100.00       86.96      71.87       61.11       49.67        30.97
September 15, 2003..................................       99.37       75.18      59.19       47.78       35.68        15.93
October 15, 2003....................................       89.04       63.57      46.75       34.77       22.06         1.37
November 15, 2003...................................       78.75       52.12      34.56       22.06        8.82         0.00
December 15, 2003...................................       68.52       40.84      22.61        9.65        0.00         0.00
January 15, 2004....................................       58.33       29.73      10.92        0.00        0.00         0.00
February 15, 2004...................................       48.20       18.79       0.00        0.00        0.00         0.00
March 15, 2004......................................       38.11        8.03       0.00        0.00        0.00         0.00
April 15, 2004......................................       28.08        0.00       0.00        0.00        0.00         0.00
May 15, 2004........................................       18.10        0.00       0.00        0.00        0.00         0.00
June 15, 2004.......................................        8.80        0.00       0.00        0.00        0.00         0.00
July 15, 2004.......................................        0.00        0.00       0.00        0.00        0.00         0.00
August 15, 2004.....................................        0.00        0.00       0.00        0.00        0.00         0.00
September 15, 2004..................................        0.00        0.00       0.00        0.00        0.00         0.00
October 15, 2004....................................        0.00        0.00       0.00        0.00        0.00         0.00
November 15, 2004...................................        0.00        0.00       0.00        0.00        0.00         0.00
December 15, 2004...................................        0.00        0.00       0.00        0.00        0.00         0.00
January 15, 2005....................................        0.00        0.00       0.00        0.00        0.00         0.00
February 15, 2005...................................        0.00        0.00       0.00        0.00        0.00         0.00
March 15, 2005......................................        0.00        0.00       0.00        0.00        0.00         0.00
April 15, 2005......................................        0.00        0.00       0.00        0.00        0.00         0.00
May 15, 2005........................................        0.00        0.00       0.00        0.00        0.00         0.00
June 15, 2005.......................................        0.00        0.00       0.00        0.00        0.00         0.00
July 15, 2005.......................................        0.00        0.00       0.00        0.00        0.00         0.00
August 15, 2005.....................................        0.00        0.00       0.00        0.00        0.00         0.00
September 15, 2005..................................        0.00        0.00       0.00        0.00        0.00         0.00
October 15, 2005....................................        0.00        0.00       0.00        0.00        0.00         0.00
November 15, 2005...................................        0.00        0.00       0.00        0.00        0.00         0.00
December 15, 2005...................................        0.00        0.00       0.00        0.00        0.00         0.00
January 15, 2006....................................        0.00        0.00       0.00        0.00        0.00         0.00
February 15, 2006...................................        0.00        0.00       0.00        0.00        0.00         0.00
March 15, 2006......................................        0.00        0.00       0.00        0.00        0.00         0.00
April 15, 2006......................................        0.00        0.00       0.00        0.00        0.00         0.00
May 15, 2006........................................        0.00        0.00       0.00        0.00        0.00         0.00
June 15, 2006.......................................        0.00        0.00       0.00        0.00        0.00         0.00
July 15, 2006.......................................        0.00        0.00       0.00        0.00        0.00         0.00
August 15, 2006.....................................        0.00        0.00       0.00        0.00        0.00         0.00
September 15, 2006..................................        0.00        0.00       0.00        0.00        0.00         0.00
October 15, 2006....................................        0.00        0.00       0.00        0.00        0.00         0.00
November 15, 2006...................................        0.00        0.00       0.00        0.00        0.00         0.00
December 15, 2006...................................        0.00        0.00       0.00        0.00        0.00         0.00
January 15, 2007....................................        0.00        0.00       0.00        0.00        0.00         0.00
February 15, 2007...................................        0.00        0.00       0.00        0.00        0.00         0.00
March 15, 2007......................................        0.00        0.00       0.00        0.00        0.00         0.00
April 15, 2007......................................        0.00        0.00       0.00        0.00        0.00         0.00
May 15, 2007........................................        0.00        0.00       0.00        0.00        0.00         0.00
June 15, 2007.......................................        0.00        0.00       0.00        0.00        0.00         0.00
July 15, 2007.......................................        0.00        0.00       0.00        0.00        0.00         0.00
August 15, 2007.....................................        0.00        0.00       0.00        0.00        0.00         0.00
September 15, 2007..................................        0.00        0.00       0.00        0.00        0.00         0.00
October 15, 2007....................................        0.00        0.00       0.00        0.00        0.00         0.00
November 15, 2007...................................        0.00        0.00       0.00        0.00        0.00         0.00
December 15, 2007...................................        0.00        0.00       0.00        0.00        0.00         0.00
January 15, 2008....................................        0.00        0.00       0.00        0.00        0.00         0.00
February 15, 2008...................................        0.00        0.00       0.00        0.00        0.00         0.00
March 15, 2008......................................        0.00        0.00       0.00        0.00        0.00         0.00
April 15, 2008......................................        0.00        0.00       0.00        0.00        0.00         0.00
Weighted Average Life (years) (1)....................       1.41        1.20       1.07        1.00        0.93         0.83
Weighted Average Life to Call (years) (1) (2)........       1.41        1.20       1.07        1.00        0.93         0.83
----------



(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.


     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


      Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                            Class A-3 Notes
                                                -------------------------------------------------------------------------
Payment Date                                    0.50%        1.00%         1.30%        1.50%        1.70%        2.00%
------------                                    -----        -----         -----        -----        -----        -----
Closing Date..............................      100.00%      100.00%       100.00%      100.00%      100.00%      100.00%
October 15, 2002..........................      100.00       100.00        100.00       100.00       100.00       100.00
November 15, 2002.........................      100.00       100.00        100.00       100.00       100.00       100.00
December 15, 2002.........................      100.00       100.00        100.00       100.00       100.00       100.00
January 15, 2003..........................      100.00       100.00        100.00       100.00       100.00       100.00
February 15, 2003.........................      100.00       100.00        100.00       100.00       100.00       100.00
March 15, 2003............................      100.00       100.00        100.00       100.00       100.00       100.00
April 15, 2003............................      100.00       100.00        100.00       100.00       100.00       100.00
May 15, 2003..............................      100.00       100.00        100.00       100.00       100.00       100.00
June 15, 2003.............................      100.00       100.00        100.00       100.00       100.00       100.00
July 15, 2003.............................      100.00       100.00        100.00       100.00       100.00       100.00
August 15, 2003...........................      100.00       100.00        100.00       100.00       100.00       100.00
September 15, 2003........................      100.00       100.00        100.00       100.00       100.00       100.00
October 15, 2003..........................      100.00       100.00        100.00       100.00       100.00       100.00
November 15, 2003.........................      100.00       100.00        100.00       100.00       100.00        92.15
December 15, 2003.........................      100.00       100.00        100.00       100.00        97.50        83.76
January 15, 2004..........................      100.00       100.00        100.00        98.50        89.78        75.67
February 15, 2004.........................      100.00       100.00         99.68        91.22        82.30        67.89
March 15, 2004............................      100.00       100.00         92.78        84.15        75.06        60.41
April 15, 2004............................      100.00        98.42         86.03        77.27        68.06        53.26
May 15, 2004..............................      100.00        91.98         79.44        70.59        61.30        46.42
June 15, 2004.............................      100.00        85.97         73.26        64.30        54.89        39.85
July 15, 2004.............................       99.73        80.06         67.23        58.19        48.71        33.55
August 15, 2004...........................       94.04        74.24         61.35        52.26        42.74        27.54
September 15, 2004........................       88.39        68.53         55.61        46.51        36.99        21.80
October 15, 2004..........................       82.77        62.93         50.02        40.95        31.46        16.34
November 15, 2004.........................       77.18        57.42         44.59        35.58        26.15        11.17
December 15, 2004.........................       71.63        52.02         39.31        30.39        21.08         6.29
January 15, 2005..........................       66.10        46.73         34.19        25.39        16.23         1.69
February 15, 2005.........................       60.61        41.54         29.22        20.59        11.60         0.00
March 15, 2005............................       55.15        36.46         24.40        15.98         7.21         0.00
April 15, 2005............................       49.73        31.49         19.75        11.56         3.06         0.00
May 15, 2005..............................       45.14        27.21         15.67         7.62         0.00         0.00
June 15, 2005.............................       40.58        23.01         11.72         3.84         0.00         0.00
July 15, 2005.............................       36.05        18.91          7.89         0.21         0.00         0.00
August 15, 2005...........................       31.55        14.90          4.20         0.00         0.00         0.00
September 15, 2005........................       27.08        10.97          0.64         0.00         0.00         0.00
October 15, 2005..........................       22.64         7.15          0.00         0.00         0.00         0.00
November 15, 2005.........................       18.22         3.41          0.00         0.00         0.00         0.00
December 15, 2005.........................       13.84         0.00          0.00         0.00         0.00         0.00
January 15, 2006..........................        9.49         0.00          0.00         0.00         0.00         0.00
February 15, 2006.........................        5.16         0.00          0.00         0.00         0.00         0.00
March 15, 2006............................        0.87         0.00          0.00         0.00         0.00         0.00
April 15, 2006............................        0.00         0.00          0.00         0.00         0.00         0.00
May 15, 2006..............................        0.00         0.00          0.00         0.00         0.00         0.00
June 15, 2006.............................        0.00         0.00          0.00         0.00         0.00         0.00
July 15, 2006.............................        0.00         0.00          0.00         0.00         0.00         0.00
August 15, 2006...........................        0.00         0.00          0.00         0.00         0.00         0.00
September 15, 2006........................        0.00         0.00          0.00         0.00         0.00         0.00
October 15, 2006..........................        0.00         0.00          0.00         0.00         0.00         0.00
November 15, 2006.........................        0.00         0.00          0.00         0.00         0.00         0.00
December 15, 2006.........................        0.00         0.00          0.00         0.00         0.00         0.00
January 15, 2007..........................        0.00         0.00          0.00         0.00         0.00         0.00
February 15, 2007.........................        0.00         0.00          0.00         0.00         0.00         0.00
March 15, 2007............................        0.00         0.00          0.00         0.00         0.00         0.00
April 15, 2007............................        0.00         0.00          0.00         0.00         0.00         0.00
May 15, 2007..............................        0.00         0.00          0.00         0.00         0.00         0.00
June 15, 2007.............................        0.00         0.00          0.00         0.00         0.00         0.00
July 15, 2007.............................        0.00         0.00          0.00         0.00         0.00         0.00
August 15, 2007...........................        0.00         0.00          0.00         0.00         0.00         0.00
September 15, 2007........................        0.00         0.00          0.00         0.00         0.00         0.00
October 15, 2007..........................        0.00         0.00          0.00         0.00         0.00         0.00
November 15, 2007.........................        0.00         0.00          0.00         0.00         0.00         0.00
December 15, 2007.........................        0.00         0.00          0.00         0.00         0.00         0.00
January 15, 2008..........................        0.00         0.00          0.00         0.00         0.00         0.00
February 15, 2008.........................        0.00         0.00          0.00         0.00         0.00         0.00
March 15, 2008............................        0.00         0.00          0.00         0.00         0.00         0.00
April 15, 2008............................        0.00         0.00          0.00         0.00         0.00         0.00
Weighted Average Life (years) (1).........        2.63         2.33          2.13         2.00         1.86         1.66
Weighted Average Life to Call (years) (1)(2)      2.63         2.33          2.13         2.00         1.86         1.66
----------



(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.


         The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


      Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                           Class A-4 Notes
                                               ------------------------------------------------------------------------
Payment Date                                   0.50%        1.00%        1.30%        1.50%        1.70%         2.00%
------------                                   -----        -----        -----        -----        -----         -----
Closing Date.............................      100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
October 15, 2002.........................      100.00       100.00       100.00       100.00       100.00       100.00
November 15, 2002........................      100.00       100.00       100.00       100.00       100.00       100.00
December 15, 2002........................      100.00       100.00       100.00       100.00       100.00       100.00
January 15, 2003.........................      100.00       100.00       100.00       100.00       100.00       100.00
February 15, 2003........................      100.00       100.00       100.00       100.00       100.00       100.00
March 15, 2003...........................      100.00       100.00       100.00       100.00       100.00       100.00
April 15, 2003...........................      100.00       100.00       100.00       100.00       100.00       100.00
May 15, 2003.............................      100.00       100.00       100.00       100.00       100.00       100.00
June 15, 2003............................      100.00       100.00       100.00       100.00       100.00       100.00
July 15, 2003............................      100.00       100.00       100.00       100.00       100.00       100.00
August 15, 2003..........................      100.00       100.00       100.00       100.00       100.00       100.00
September 15, 2003.......................      100.00       100.00       100.00       100.00       100.00       100.00
October 15, 2003.........................      100.00       100.00       100.00       100.00       100.00       100.00
November 15, 2003........................      100.00       100.00       100.00       100.00       100.00       100.00
December 15, 2003........................      100.00       100.00       100.00       100.00       100.00       100.00
January 15, 2004.........................      100.00       100.00       100.00       100.00       100.00       100.00
February 15, 2004........................      100.00       100.00       100.00       100.00       100.00       100.00
March 15, 2004...........................      100.00       100.00       100.00       100.00       100.00       100.00
April 15, 2004...........................      100.00       100.00       100.00       100.00       100.00       100.00
May 15, 2004.............................      100.00       100.00       100.00       100.00       100.00       100.00
June 15, 2004............................      100.00       100.00       100.00       100.00       100.00       100.00
July 15, 2004............................      100.00       100.00       100.00       100.00       100.00       100.00
August 15, 2004..........................      100.00       100.00       100.00       100.00       100.00       100.00
September 15, 2004.......................      100.00       100.00       100.00       100.00       100.00       100.00
October 15, 2004.........................      100.00       100.00       100.00       100.00       100.00       100.00
November 15, 2004........................      100.00       100.00       100.00       100.00       100.00       100.00
December 15, 2004........................      100.00       100.00       100.00       100.00       100.00       100.00
January 15, 2005.........................      100.00       100.00       100.00       100.00       100.00       100.00
February 15, 2005........................      100.00       100.00       100.00       100.00       100.00        91.84
March 15, 2005...........................      100.00       100.00       100.00       100.00       100.00        78.98
April 15, 2005...........................      100.00       100.00       100.00       100.00       100.00        66.85
May 15, 2005.............................      100.00       100.00       100.00       100.00        97.65        55.46
June 15, 2005............................      100.00       100.00       100.00       100.00        86.08        44.80
July 15, 2005............................      100.00       100.00       100.00       100.00        75.11        34.90
August 15, 2005..........................      100.00       100.00       100.00        89.56        64.75        25.75
September 15, 2005.......................      100.00       100.00       100.00        78.95        55.00        17.36
October 15, 2005.........................      100.00       100.00        91.05        68.86        45.86         9.74
November 15, 2005........................      100.00       100.00        80.48        59.29        37.34         2.89
December 15, 2005........................      100.00        99.26        70.35        50.26        29.45         0.00
January 15, 2006.........................      100.00        87.87        60.66        41.75        22.20         0.00
February 15, 2006........................      100.00        76.80        51.41        33.79        15.58         0.00
March 15, 2006...........................      100.00        66.04        42.61        26.37         9.60         0.00
April 15, 2006...........................       89.13        55.59        34.25        19.49         4.27         0.00
May 15, 2006.............................       75.56        45.45        26.36        13.17         0.00         0.00
June 15, 2006............................       67.02        38.80        20.90         8.55         0.00         0.00
July 15, 2006............................       58.54        32.34        15.73         4.26         0.00         0.00
August 15, 2006..........................       50.13        26.07        10.82         0.30         0.00         0.00
September 15, 2006.......................       41.78        20.00         6.20         0.00         0.00         0.00
October 15, 2006.........................       33.50        14.13         1.86         0.00         0.00         0.00
November 15, 2006........................       25.29         8.45         0.00         0.00         0.00         0.00
December 15, 2006........................       17.14         2.98         0.00         0.00         0.00         0.00
January 15, 2007.........................        9.07         0.00         0.00         0.00         0.00         0.00
February 15, 2007........................        1.06         0.00         0.00         0.00         0.00         0.00
March 15, 2007...........................        0.00         0.00         0.00         0.00         0.00         0.00
April 15, 2007...........................        0.00         0.00         0.00         0.00         0.00         0.00
May 15, 2007.............................        0.00         0.00         0.00         0.00         0.00         0.00
June 15, 2007............................        0.00         0.00         0.00         0.00         0.00         0.00
July 15, 2007............................        0.00         0.00         0.00         0.00         0.00         0.00
August 15, 2007..........................        0.00         0.00         0.00         0.00         0.00         0.00
September 15, 2007.......................        0.00         0.00         0.00         0.00         0.00         0.00
October 15, 2007.........................        0.00         0.00         0.00         0.00         0.00         0.00
November 15, 2007........................        0.00         0.00         0.00         0.00         0.00         0.00
December 15, 2007........................        0.00         0.00         0.00         0.00         0.00         0.00
January 15, 2008.........................        0.00         0.00         0.00         0.00         0.00         0.00
February 15, 2008........................        0.00         0.00         0.00         0.00         0.00         0.00
March 15, 2008...........................        0.00         0.00         0.00         0.00         0.00         0.00
April 15, 2008...........................        0.00         0.00         0.00         0.00         0.00         0.00
Weighted Average Life (years) (1)........        3.94         3.69         3.48         3.30         3.09         2.74
Weighted Average Life to Call (years)(1)(2)      3.92         3.66         3.43         3.26         3.04         2.72
Earliest Optional Call Date..............     Dec 2006     Sep 2006     Jun 2006     Apr 2006     Jan 2006     Sep 2005
----------


(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

         The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


  Percent of Initial Certificate Principal Amount at Various ABS Percentages

                                                                                     Class B Certificates
                                                           --------------------------------------------------------------------
Payment Date                                               0.50%        1.00%        1.30%        1.50%         1.70%     2.00%
------------                                               -----        -----        -----        -----         -----     -----
Closing Date..........................................      100.00%      100.00%      100.00%      100.00%      100.00%    100.00%
October 15, 2002......................................      100.00       100.00       100.00       100.00       100.00     100.00
November 15, 2002.....................................      100.00       100.00       100.00       100.00       100.00     100.00
December 15, 2002.....................................      100.00       100.00       100.00       100.00       100.00     100.00
January 15, 2003......................................      100.00       100.00       100.00       100.00       100.00     100.00
February 15, 2003.....................................      100.00       100.00       100.00       100.00       100.00     100.00
March 15, 2003........................................      100.00       100.00       100.00       100.00       100.00     100.00
April 15, 2003........................................      100.00       100.00       100.00       100.00       100.00     100.00
May 15, 2003..........................................      100.00       100.00       100.00       100.00       100.00     100.00
June 15, 2003.........................................      100.00       100.00       100.00       100.00       100.00     100.00
July 15, 2003.........................................      100.00       100.00       100.00       100.00       100.00     100.00
August 15, 2003.......................................      100.00       100.00       100.00       100.00       100.00     100.00
September 15, 2003....................................      100.00       100.00       100.00       100.00       100.00     100.00
October 15, 2003......................................      100.00       100.00       100.00       100.00       100.00     100.00
November 15, 2003.....................................      100.00       100.00       100.00       100.00       100.00     100.00
December 15, 2003.....................................      100.00       100.00       100.00       100.00       100.00     100.00
January 15, 2004......................................      100.00       100.00       100.00       100.00       100.00     100.00
February 15, 2004.....................................      100.00       100.00       100.00       100.00       100.00     100.00
March 15, 2004........................................      100.00       100.00       100.00       100.00       100.00     100.00
April 15, 2004........................................      100.00       100.00       100.00       100.00       100.00     100.00
May 15, 2004..........................................      100.00       100.00       100.00       100.00       100.00     100.00
June 15, 2004.........................................      100.00       100.00       100.00       100.00       100.00     100.00
July 15, 2004.........................................      100.00       100.00       100.00       100.00       100.00     100.00
August 15, 2004.......................................      100.00       100.00       100.00       100.00       100.00     100.00
September 15, 2004....................................      100.00       100.00       100.00       100.00       100.00     100.00
October 15, 2004......................................      100.00       100.00       100.00       100.00       100.00     100.00
November 15, 2004.....................................      100.00       100.00       100.00       100.00       100.00     100.00
December 15, 2004.....................................      100.00       100.00       100.00       100.00       100.00     100.00
January 15, 2005......................................      100.00       100.00       100.00       100.00       100.00     100.00
February 15, 2005.....................................      100.00       100.00       100.00       100.00       100.00     100.00
March 15, 2005........................................      100.00       100.00       100.00       100.00       100.00     100.00
April 15, 2005........................................      100.00       100.00       100.00       100.00       100.00     100.00
May 15, 2005..........................................      100.00       100.00       100.00       100.00       100.00     100.00
June 15, 2005.........................................      100.00       100.00       100.00       100.00       100.00     100.00
July 15, 2005.........................................      100.00       100.00       100.00       100.00       100.00     100.00
August 15, 2005.......................................      100.00       100.00       100.00       100.00       100.00     100.00
September 15, 2005....................................      100.00       100.00       100.00       100.00       100.00     100.00
October 15, 2005......................................      100.00       100.00       100.00       100.00       100.00     100.00
November 15, 2005.....................................      100.00       100.00       100.00       100.00       100.00     100.00
December 15, 2005.....................................      100.00       100.00       100.00       100.00       100.00      88.39
January 15, 2006......................................      100.00       100.00       100.00       100.00       100.00      64.65
February 15, 2006.....................................      100.00       100.00       100.00       100.00       100.00      43.20
March 15, 2006........................................      100.00       100.00       100.00       100.00       100.00      24.06
April 15, 2006........................................      100.00       100.00       100.00       100.00       100.00       7.26
May 15, 2006..........................................      100.00       100.00       100.00       100.00        97.97       3.49
June 15, 2006.........................................      100.00       100.00       100.00       100.00        79.23       0.00
July 15, 2006.........................................      100.00       100.00       100.00       100.00        62.44       0.00
August 15, 2006.......................................      100.00       100.00       100.00       100.00        47.59       0.00
September 15, 2006....................................      100.00       100.00       100.00        83.47        34.71       0.00
October 15, 2006......................................      100.00       100.00       100.00        67.14        23.82       0.00
November 15, 2006.....................................      100.00       100.00        89.07        52.52        14.93       0.00
December 15, 2006.....................................      100.00       100.00        70.31        39.61         8.06       0.00
January 15, 2007......................................      100.00        88.63        52.97        28.42         3.54       0.00
February 15, 2007.....................................      100.00        63.42        37.09        18.99         1.49       0.00
March 15, 2007........................................       65.76        39.25        22.66        11.31         0.00       0.00
April 15, 2007........................................       60.42        35.43        19.80         9.10         0.00       0.00
May 15, 2007..........................................       55.13        31.75        17.12         7.11         0.00       0.00
June 15, 2007.........................................       49.88        28.19        14.62         5.33         0.00       0.00
July 15, 2007.........................................       44.68        24.77        12.31         3.78         0.00       0.00
August 15, 2007.......................................       39.52        21.47        10.18         2.45         0.00       0.00
September 15, 2007....................................       34.41        18.31         8.24         1.34         0.00       0.00
October 15, 2007......................................       29.35        15.29         6.49         0.46         0.00       0.00
November 15, 2007.....................................       24.34        12.40         4.92         0.00         0.00       0.00
December 15, 2007.....................................       19.37         9.64         3.55         0.00         0.00       0.00
January 15, 2008......................................       14.46         7.02         2.37         0.00         0.00       0.00
February 15, 2008.....................................        9.59         4.54         1.38         0.00         0.00       0.00
March 15, 2008........................................        4.77         2.20         0.59         0.00         0.00       0.00
April 15, 2008........................................        0.00         0.00         0.00         0.00         0.00       0.00
Weighted Average Life (years) (1).....................        4.84         4.64         4.44         4.24         3.94       3.41
Weighted Average Life to Call (years) (1) (2).........        4.22         3.97         3.72         3.55         3.30       2.97
Earliest Optional Call Date...........................    Dec 2006     Sep 2006     Jun 2006     Apr 2006     Jan 2006     Sep 2005
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


(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each principal payment on a certificate by the number of years from the date of the issuance of the certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the certificate.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.